Exhibit 10.1
                  LIST OF DIRECTORS AND/OR EXECUTIVE OFFICERS
                           WITH INDEMNITY AGREEMENTS
                                WITH THE COMPANY

  Name of                          Capacity in                     Date of
 Indemnitee                     Which Indemnified                 Agreement
-------------                 --------------------               ------------

Robert J. Crowell         Executive Officer and Director        October 9, 1995
William W. Smith          Director                              October 9, 1995
Laurence F. Mulhern       Executive Officer                     October 9, 1995
John W. Ortiz             Director                              October 9, 1995
Richard J. Harries, Jr.   Director                              October 9, 1995
James Rousou              Executive Officer and Director           May 30, 1996
Peter F. McAree           Executive Officer                     August 22, 1997
James G. Jameson          Executive Officer                      April 13, 1998


John R. Kovalcik, Jr.     Former Executive Officer              October 9, 1995
                          and Former Director
David Wolf                Former Executive Officer              October 9, 1995
Andres Escallon           Former Executive Officer              October 9, 1995
J. Richard Cordsen        Former Director                       October 9, 1995